Equitable Financial Life Insurance Company of America

Rate Sheet Supplement dated January 22, 2021 to the current prospectuses for:

Retirement Cornerstone® Series 19	Retirement Cornerstone® Series 19 Series E

This Rate Sheet Supplement (this “Supplement”) updates certain information in the prospectus dated December 28, 2020 you received and in any supplements to the prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Under the Guaranteed minimum income benefit, we will apply an initial Deferral Roll-up rate during the first seven years of your contract, beginning on the date your contract is issued. For more information, see “Deferral Roll-up rate” in the “Contract features and benefits” section of the Prospectus. The effective date of the following rate is February 1, 2021 (the “Rate effective date”) until superseded as described below:

Initial Deferral Roll-up rate: 5.0% — See the “Important note for owners age 54 or younger” below.

The initial Deferral Roll-up rate in this Supplement can be superseded. The Rate effective date of a subsequent Rate Sheet Supplement will be at least 10 days after it is filed.

If you sign your application on or after the above Rate effective date and we issue you a contract based on that application during the Rate lock-in period (generally 75 days after the application is signed):

•	If a subsequent Rate Sheet Supplement with a lower initial Deferral Roll-up rate becomes effective, your initial Deferral Roll-up rate will not decrease.

•

If a subsequent Rate Sheet Supplement with a higher initial Deferral Roll-up rate becomes effective and remains effective through your contract issue date, your initial Deferral Roll-up rate will increase to match the higher rate.

If we issue you a contract based on that application after the Rate lock-in period ends, the initial Deferral Roll-up rate applicable to your contract will be the rate that is in effect on the date your contract is issued.

See “Rate lock-in period” in the “Contract features and benefits” section of the Prospectus. The Rate lock-in period may vary in some states. See “Appendix V: State contract availability and/or variations of certain features and benefits” in the Prospectus. Once established, the initial Deferral Roll-up rate applicable to your contract will not change during the first seven contract years. After the first seven years, new Deferral Roll-up rates will apply. All new or “renewal” Deferral Roll-up rates are set by formula and may be higher, lower or the same as the initial Deferral Roll-up rate but will never be lower than the guaranteed Roll-up floor. See “Renewal rates” in the “Contract features and benefits” section of the Prospectus for the Deferral Roll-up rate that applies once the initial Deferral Roll-up rate expires. See also “Guaranteed Roll-up floor” in “Contract features and benefits” section of the Prospectus.

Important note for owners age 54 or younger:  Funding of the Guaranteed minimum income benefit and any guaranteed minimum death benefit you elect if you also have the Guaranteed minimum income benefit is only permitted starting at age 55. If you are between the ages of 48 and 54 at the time your contract is issued, the initial Deferral Roll-up rate specified in this Supplement will only apply after you attain age 55 for the amount of time then remaining in your first seven contract years. If you are age 47 or younger at the time your contract is issued, the initial Deferral Roll-up rate will never apply to your contract.

For information about the initial Deferral Roll-up rate applicable to you, please contact the customer service group toll-free at 1-800-789-7771. You can also visit www.equitable.com to view the current rate. Historical initial Deferral Roll-up rates may be found in Appendix IX to the Prospectus (Series 19) and in Appendix X to the Prospectus (Series 19E), as well as on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching for File No. 333-248907 (Series 19) or 333-248908 (Series 19E).

Retirement Cornerstone® Series is issued by and is a registered service mark of Equitable Financial Life Insurance Company of America.

Co-distributed by affiliates Equitable Advisors, LLC and Equitable Distributors, LLC, 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company of America. All rights reserved.

Equitable Financial Life Insurance Company of America, 525 Washington Boulevard, Jersey City, NJ 07310.

IM-29-21 (2.21)	Cat. # 161821 (2.21)
RC 19/RC 19 Series E	#76456